UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Commission File Number 1-13270

FLOTEK INDUSTRIES, INC.

Incorporated pursuant to the Laws of the State of Delaware

Internal Revenue Service - Employer Identification No. 90-0023731

7030 Empire Central Drive, Houston, Texas 77040

(713) 849-9911

ITEM 8.01    Other Events.

        On August 25, 2005, Flotek Industries, Inc. (the "Company") issued a news release announcing has completed a private offering of common stock to institutional investors.

        The press release is filed herewith as Exhibit 99.1, and is incorporated herein by reference.

Exhibit Number	Description of Exhibit

99.1	News Release Dated August 25, 2005

SIGNATURES

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 31, 2005 Jerry D. Dumas, Sr. ———————————————— Jerry D. Dumas, Sr. Chairman & Chief Executive Officer